# Note for Business and Commercial Loans
## Non-Revolving

$ 800,000.00

AmSouth Bank
101 NORTH RUTGERS AVENUE
OAK RIDGE, TN 37830
DATE: December 21, 2004

VALUE RECEIVED, the undersigned (hereinafter called, whether one or more, the "Borrower"), jointly and severally and solidarily (if more than one) promises to pay to t order of AmSouth Bank (the "Bank"), its successors and assigns (hereinafter sometimes, together with any other holder of this note, called "Holder"), the sum of
Eight Hundred Thousand AND 00/100 Dollars
,or so much thereof as the Holder has advanced to the Borrower hereunder (the "Loan"), plus interest on the remaining unpaid principal balance of the Loan from the da hereof until maturity at the rate of:

6.000% per annum.

Interest will be computed on the basis of the actual number of days elapsed over an assumed 360-day year.

The Borrower hereby agrees to repay principal and interest as follows:

The Borrower will pay the interest on the Loan in 6 consecutive interest installments. The first interest installment will be due and payable on January 21, 2005 and the remaining interest installments will be due and payable on the same day of every month thereafter. An installment equal to all accrued and unpaid interest on the Loan will be due on June 21, 2005

Thereafter, The Borrower will pay the principal and interest in 59 monthly installments of $ 6,750.85. The first installment will be due and payable on July 21, 2005 and the remaining installments will be due and payable on the same day of every month thereafter until both the principal of and interest on the Loan have been paid in full. A final installment equal to all the principal of and interest on the Loan then remaining unpaid will be due on June 21, 2010

All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturi of the unpaid balance hereof or otherwise, shall the interest and loan charges agreed to be paid to Holder for the use of the money advanced or to be advanced hereund exceed the maximum amounts collectible under applicable laws in effect from time to time. If for any reason whatsoever the interest or loan charges paid or contracted to b paid in respect of the indebtedness evidenced hereby shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then, ipso facto, th obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amoun collected by Holder that exceed such maximum amounts shall be applied to the reduction of the principal balance remaining unpaid hereunder and/or refunded to Borrower s that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced hereby exceed the maximum amounts permitted from time to tim by applicable law. This provision shall control every other provision in any and all other agreements and instruments now existing or hereafter arising between Borrower an Holder with respect to the indebtedness evidenced hereby.

For purposes of sending periodic billing statements in advance of each interest payment date, at Holder's option, the Prime Rate in effect 15 days prior to eac interest payment date shall be deemed to be the Prime Rate that continues in effect until the date prior to such interest payment date for purposes of computing the amount interest payable on such interest payment date. If the Prime Rate changes during such 15-day period, the difference between the amount of interest that in fact accrues durin such period and the amount of interest actually paid will be added to or subtracted from as the case may be, the interest otherwise payable in preparing the periodic billin statement for the next succeeding interest payment date. In determining the amount of interest payable at the final maturity or upon full prepayment of this note, all changes i the Prime Rate occurring on or prior to the date before the final maturity date or the date of such full prepayment shall be taken into account.

The Borrower agrees to pay to Holder, on demand, a late charge equal to 5% of any installment that is not paid within 12 days after it is due and 5% of the interest portion on the payment due upon the final maturity date of this note if that payment is not paid within 12 days after it is due. This late charge will never be less than $10.00. This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other right Holder may have, including, without limitation, the right to declare the entire unpaid principal and interest immediately due and payable.

Prepayment Penalty: Borrower shall have the right to prepay the loan in whole at any time by payment of the remaining principal balance of the loan plus accrued interest to the date of such prepayment, together with any applicable premium. A premium equal to 2% of the outstanding loan balance will be due if, at the time of the prepayment, 60 or fewer monthly payments have been made on the loan and more than 6 months remain until the scheduled maturity date of the loan. However, where there is an involuntary prepayment, such as in the event of acceleration, no premium will be due.

Borrower: DIVERSIFIED PRODUCT INSPECTIONS, INC.
APPLICATION # 533730 20043081252180 TN

Bank: 53 Obligor #: 593087128

... parties to this note specifically acknowledge and agree that this note evidences a "transaction involving commerce" under the Fede Arbitration Act, and each party to this note hereby waives and relinquishes any right to claim otherwise. WITH RESPECT TO DISPUTES SUBMITTED TO ARBITRATION, EACH PARTY WAIVES ALL RIGHT TO TRIAL BY JURY.

NOTWITHSTANDING THE PRECEDING PARAGRAPH OR THE EXERCISE OF ARBITRATION RIGHTS UNDER THIS NOTE, each party may (1) foreclose against any real or personal property collateral under any mortgage, deed of trust, security agreement, pledge agreement or any other document or instrument creating a security interest in such property or under applicable law; (2) excercise any legal remedies such as set off, foreclosure or repossession; or (3) obtain any provisional or ancillary remedies such as replevin, injunctive relief, attachment, sequestration, or appointment of a receiver from a court having jurisdiction, before, during or after the pendency of any arbitration proceedings. This arbitration provision shall not be interpreted to require that any such remedies be stayed, abated or otherwise suspended pending any arbitration or request for arbitration. The exercise of a remedy shall not waive the right of either party to resort to arbitration.

Any provision of this note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

The provisions of this note shall inure to the benefit of Holder, its successors and assigns, and shall be binding upon the heirs, successors and assigns of ea Obligor, except that no Obligor may assign or transfer his, her or its obligation hereunder without the written consent of Holder.

All rights, powers and remedies of Holder under this note and now or hereafter existing at law, in equity or otherwise shall be cumulative and may be exercis successively or concurrently.

The Loan Documents contain the entire understanding and agreement between the Borrower and Holder with respect to the Loan and supersede any and all pri agreements, understandings, promises, and statements with respect to the Loan. This note may not be modified, amended, or supplemented in any manner except by written agreement executed by both the Borrower and Holder.

This note shall be construed in accordance with and governed by the laws of the State of TENNESSEE and Title 9 of the United States Code.

Time is of the essence of this note.

The proceeds of the Loan represented by this note are for a business or commercial purpose.

The Borrower hereby authorizes the Holder to charge all payments when due under this note to the following deposit account, whether such account is held with the Bank or another financial institution: Account number , Routing and Transit number

Obligor Number: 593087128

Due: June 21, 2010

ATTEST:

DIVERSIFIED PRODUCT INSPECTIONS, INC.

BY: ______________________ (SEAL)
ITS ______________________

BY: John Van Zyll (SEAL)
JOHN VANZYLL, PRESIDENT

BY: ______________________ (SEAL)
ITS ______________________

BY: ______________________ (SEAL)

BY: ______________________ (SEAL)
ITS ______________________

BY: ______________________ (SEAL)

BY: ______________________ (SEAL)
ITS ______________________

BY: ______________________ (SEAL)

COPY

AMSOUTH

# CORPORATE RESOLUTIONS TO BORROW AND PLEDGE

RESOLVED, that this corporation borrow from AmSouth Bank (hereinafter called the "Bank") from time to time, such sums of money as, the judgment of the Authorized Persons (as hereinafter defined), this corporation may require, on such terms and conditions and at such ra of interest as the Bank and the Authorized Persons (as hereinafter defined) may agree.

RESOLVED FURTHER, that any one (specify number) of the following named persons

| | |
|---|---|
| John Vanzyll (name) | (name) |
| | |
| | |

of this corporation (any one of such persons acting together being defined as the "Authorized Persons"), be and they are here authorized, empowered and directed for and on behalf and in the name of this corporation, (1) to execute and deliver to the Bank such notes other evidences of indebtedness of this corporation for the monies so borrowed, with interest thereon, as the Bank may require, and to execu and deliver from time to time renewals or extensions of such notes or other evidences of indebtedness: (2) to convey, grant, assign, transf pledge, mortgage, grant a security interest in, or otherwise hypothecate and deliver by such instruments in writing or otherwise as may demanded by the Bank, any of the property of this corporation as may be required by the Bank to secure the payment of any notes or oth indebtedness of this corporation to the Bank whether arising pursuant to this resolution or otherwise, and (3) to perform all acts and execu and deliver all instruments which the Bank may deem necessary or desirable to carry out the purposes of these resolutions:

RESOLVED FURTHER, that any one of the Authorized Persons be and he is hereby authorized, empowered and directed to discount with sell to the Bank conditional sales contracts, notes, acceptances, drafts, receivables, and other evidences of indebtedness payable to t corporation, upon such terms as may be agreed upon by him and the Bank, and to endorse in the name of this corporation said conditior sales contracts, notes, acceptances, drafts, receivables and other evidences of indebtedness so discounted, and to guarantee the payment the same to the Bank.

RESOLVED FURTHER, that, from time to time, the Authorized Persons be and they are hereby authorized, empowered and directed for a on behalf of this corporation, to apply for and obtain from the Bank letters of credit in such amounts, for such fees and on such terms a conditions as the Authorized Persons and the Bank may agree and in connection therewith to execute such agreements, applications, tru receipts, pledge agreements, notes, guaranties, indemnities and other financial undertakings as the Bank may require.

RESOLVED FURTHER, that any and all notes, other evidences of indebtedness, applications for letters of credit, security agreemen mortgages assignments, pledge agreements, and hypothecation agreements heretofore executed and delivered to the Bank for or in the nan of this corporation by any person be and the same are hereby ratified, approved and confirmed, and the actions of any such person executing the same and borrowing the money, obtaining letters of credit and/or granting a security interest in, mortgaging, assigning, pledgi or otherwise hypothecating the corporation's property evidenced thereby be and the same are hereby ratified, approved and confirmed.

RESOLVED FURTHER, that this resolution shall continue in full force and effect until the Bank shall receive official notice in writing from th corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, and that the certification of t Secretary of this corporation as to the signatures of the above named persons shall be binding on this corporation.

## CERTIFICATE

I, Ann Furlong Secretary of Diversified Product Inspections, Inc. a corporation duly organized and existing under the laws of the State of Florida do hereby certify that t foregoing is a full, true and correct copy of resolutions of the Board of Directors of said corporation, duly and regularly passed and adopted at meeting of the Board of Directors of said corporation which was duly and regularly called and held on the 21st day December, 2004 , ________, at which meeting a quorum of the Board of Directors of said corporation was at all times prese and acting.

I further certify that said resolutions are still in full force and effect, have not been amended or revoked and have been recorded in the minu books of this corporation, and that the specimen signatures appearing below are the signatures of the persons authorized to sign for th corporation by virtue of said resolutions.

| SIGNATURE | NAME (Type or print) |
|---|---|
| [signature] | John Vanzyll |
| | |
| | |
| | |

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary, and affixed the corporate seal of said corporation this 21st da of December, 2004 , ________.

SEAL
(If none, so state)

[signature]
Signature (Secretary)

APPLICATION # 533730 20043081252180 TN

BBB39200
bkF4 (9/90)